DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS (the “Trust”)

Delaware Tax-Exempt Income Fund
Delaware Tax-Exempt Opportunities Fund
Delaware Tax-Free California II Fund
Delaware Tax-Free New York II Fund

Supplement to the Summary and Statutory Prospectuses dated April 29, 2020

On Aug. 12, 2020, the Board of Trustees of the Trust approved the reorganizations (together, the “Reorganizations”) of each of Delaware Tax-Exempt Income Fund, Delaware Tax-Exempt Opportunities Fund, Delaware Tax-Free California II Fund, and Delaware Tax-Free New York II Fund (collectively, the “Acquired Funds”) into and with Delaware Tax-Free USA Intermediate Fund, Delaware Tax-Free USA Fund, Delaware Tax-Free California Fund, and Delaware Tax-Free New York Fund, respectively (collectively, the “Acquiring Funds”) as indicated below:

Acquired Funds	Acquiring Funds
Delaware Tax-Exempt Income Fund, a series of Delaware Group Limited-Term Government Funds	Delaware Tax-Free USA Intermediate Fund, a series of Delaware Group Tax-Free Fund
Delaware Tax-Exempt Opportunities Fund, a series of Delaware Group Limited-Term Government Funds	Delaware Tax-Free USA Fund, a series of Delaware Group Tax-Free Fund
Delaware Tax-Free California II Fund, a series of Delaware Group Limited-Term Government Funds	Delaware Tax-Free California Fund, a series of Voyageur Mutual Funds
Delaware Tax-Free New York II Fund, a series of Delaware Group Limited-Term Government Funds	Delaware Tax-Free New York Fund, a series of Voyageur Mutual Funds

Effective as of the close of business on Nov. 13, 2020, the Acquired Funds will be closed to new investors. It is anticipated that the Acquired Funds’ shareholders will receive a prospectus/information statement in October 2020 providing them with information about the Reorganizations and the Acquiring Funds. The Reorganizations are expected to take place in November 2020. The Acquired Funds will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until Nov. 13, 2020. Contingent deferred sales charges will be waived on redemptions from the Acquired Funds through the date of the Reorganizations.

PLEASE REVIEW THE PROSPECTUS/INFORMATION STATEMENT FOR MORE INFORMATION ABOUT THE ACQUIRING FUNDS AND THE REORGANIZATIONS.

In addition, the following replaces the second paragraph of the section of each Summary Prospectus entitled “Purchase and redemption of Fund shares” and the Statutory Prospectus sections entitled “Fund summaries — Purchase and redemption of Fund shares”:

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the mutual funds.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The mutual funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 10, 2020.